Welcome to the Arthur J. Gallagher & Co. Welcome to the Arthur J. Gallagher & Co. 2008 Annual Stockholders’ Meeting Tuesday, May 13, 2008 Exhibit 99.1

2 Please turn off all cell phones and PDAs at this time. Thank you for your cooperation. Please turn off all cell phones and PDAs at this time. Thank you for your cooperation.

Stockholders’ Meeting
Stockholders’ Meeting
• Formal Annual Meeting
• Financial Results – 2007
• 10-Year Review
• Financial Results – 1st Quarter 2008
• Segment Highlights
• Questions & Answers
May 13, 2008

New Faces
New Faces
2007
• Walter D. Bay hired as Corporate Vice President,
General Counsel and Secretary
• April Hanes-Dowd hired as Assistant Vice
President and Assistant Secretary
2008
• Norman L. Rosenthal, Ph.D., elected to
Board of Directors

Board of Directors
Board of Directors
• William L. Bax
• T. Kimball Brooker, Ph.D.
• Ilene S. Gordon
• Elbert O. Hand
• David S. Johnson
• Kay W. McCurdy
• Norman L. Rosenthal, Ph.D.
• James R. Wimmer
Past CEO
——
A. James Gallagher, Jr.

6 Board of Directors Board of Directors 2008 • Gary P. Coughlan – Appointed September 2000 – Chaired Audit Committee Retiring

7 2008 2008 Formal Annual Meeting

8 Stockholders’ Meeting Stockholders’ Meeting • Formal Annual Meeting • Financial Results – 2007 May 13, 2008

Safe Harbor Statement Under the
Private Securities Litigation Reform Act of 1995
Safe Harbor Statement Under the
Private Securities Litigation Reform Act of 1995
Except for the historical information and discussions, certain statements contained herein relating to future results may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expected, as discussed in Gallagher’s filings with the U.S. Securities and Exchange Commission, including but not limited to the following: Gallagher’s commission revenues are highly dependent on premiums charged by insurers, which are subject to fluctuation; lower interest rates reduce Gallagher’s income earned on invested funds; alternative insurance markets continue to grow which could unfavorably impact commission and favorably impact fee revenue, though not necessarily to the same extent; Gallagher’s revenues vary significantly from period-to-period as a result of the timing of policy inception dates and the net effect of new and lost business production; the insurance brokerage industry is subject to a great deal of uncertainty due to investigations into its business practices by various governmental authorities and related private litigation; the general level of economic activity can have a substantial impact on Gallagher’s renewal business; Gallagher’s operating results, returns on investments and financial position may be adversely impacted by exposure to various market risks such as interest rates, equity pricing, foreign exchange rates and the competitive environment; Gallagher’s revenues and net earnings will continue to be subject to reduction due to the elimination of certain contingent commission arrangements on January 1, 2005 and related developments in the insurance industry; and Gallagher’s effective income tax rate may be subject to increase as a result of changes in income tax laws, unfavorable interpretations of past, current or future tax laws or developments resulting in the loss or unavailability of IRC Section 29-related Syn/Coal tax credits. Gallagher’s ability to grow has been enhanced through acquisitions, which may or may not be available on acceptable terms in the future and which, if consummated, may or may not be advantageous to Gallagher. Accordingly, actual results may differ materially from those set forth in the forward-looking statements. For a further discussion of certain of the matters described above see Item 1A, “Risk Factors” in Gallagher’s
Annual Report on Form 10K for the year ended December 31, 2007.

Certain Non-GAAP Financial Measures
Certain Non-GAAP Financial Measures
This presentation includes certain information that may be considered “non-GAAP financial measures” within the meaning of
SEC regulations because it is derived from Gallagher’s consolidated financial information but is not required to be presented in financial statements that are prepared in conformity with U.S. generally accepted accounting principles (GAAP).  Consistent with SEC regulations, a description of such information is provided below and a reconciliation of certain of such items to
GAAP is provided on our web-site at www.ajg.com.
Pretax earnings from continuing operations for 2006 and 2005 were adjusted in this presentation to add back charges related to litigation and contingent commission matters and claims handling obligations and to eliminate the impact of medical and pension plan changes.  Charges in 2006 related to retail contingent commission related matters and medical plan changes totaled
$9.0 million (or $5.4 million after tax) and $7.5 million (or $4.5 million after tax), respectively. Charges in 2005 related to retail contingent commission matters and claims handling obligations totaled $73.6 million (or $44.2 million after tax) and $5.2 million
(or $3.6 million after tax), respectively.  In addition, Gallagher recognized a pension curtailment gain of $10.0 million (or $6.0 million after tax) in 2005. There were no such charges or gains in 2001 to 2004. These adjustments, which Gallagher believes are for non-recurring items, were made to GAAP earnings from continuing operations in 2006 and 2005 in order to calculate earnings from continuing operations before litigation and contingent commission related matters, claims handling obligations and medical and pension plan changes.  In addition, total revenues and pretax earnings from continuing operations exclude retail contingent commissions and are on an as originally reported basis for all periods presented in this presentation.  The term
EBITDA used herein represents pretax earnings from continuing operations (excluding the impact of the non-recurring items discussed above and retail contingent commissions) before interest, depreciation and amortization expenses.
Gallagher believes the “non-GAAP financial measures” included in this presentation provide meaningful additional information, which may be helpful to investors in assessing certain aspects of Gallagher's operating performance and financial condition that may not be otherwise apparent from GAAP.  Industry peers provide similar supplemental information, although they may not use the same or comparable terminology and may not make identical adjustments.  This non-GAAP information should be used in addition to, but not as a substitute for, the GAAP information.

Financial Results 2007
Financial Results 2007
(in millions, except per share and employee data)
See important disclosures regarding non-GAAP measures
Total revenues $1,623.3 $1,470.1 $153.2 10%
Pretax earnings from continuing operations
before retail contingent commission
litigation and medical plan charge $200.1 $171.0 $29.1 17%
2007 2006 Change %
Amounts related to retail contingent
commission litigation and pension
plan charge
——
($16.5) $16.5 NMF
Pretax earnings from continuing
operations $200.1 $154.5 $45.6 30%

Financial Results 2007
Financial Results 2007
(in millions, except per share and employee data)
2007 2006 Change %
Earnings from continuing operations $154.6 $128.4 $26.2 20%
Earnings (loss) from discontinued operations ($15.8) $0.1 ($15.9) NMF
Net earnings $138.8 $128.5 $10.3 8%
Diluted earnings from continuing
operations per share $1.59 $1.31 $.28 21%
Diluted net earnings per share $1.43 $1.31 $.12 9%
Dividends per share $1.24 $1.20 $.04 3%
Number of employees from continuing
operations at year-end 9,102 8,533 569 7%
Total revenues per employee $178,000 $172,000 $6,000 3%
Return on beginning stockholders’ equity 16% 17% (1%) NMF
See important disclosures regarding non-GAAP measures

Financial Results —
2007
Brokerage & Risk Management
Financial Results —
2007
Brokerage & Risk Management
(in millions, except per share and employee data)
*Before retail contingent commission litigation and medical plan charge
See important disclosures regarding non-GAAP measures
Total revenues $1,557.7 $1,408.1 $149.6 11%
Pretax earnings from continuing operations $247.5 $228.5 $19.0 8%
2007
2006*
Change %
Earnings from continuing operations $151.9 $134.6 $17.3 13%
Diluted earnings from continuing
operations per share $1.56 $1.37 $.19 14%
Number of employees from continuing
operations at year-end 9,102 8,533 569 7%
Total revenues per employee $171,000 $165,000 $6,000 4%

2007 Recap
2007 Recap
•
Brokerage*
– Revenue growth of 9%
– EBITDA growth of 10%
– Closed 21 acquisitions, annualized revenues of $99M
•
Risk Management*
– Revenue growth of 16%
– Pretax margins of 15%
– International revenue growth of 41%
• Financial Services
– Nearing end of investment disposal process
– IRC Section 29 tax credit law expired 12/31/07
• Issued $400M in senior unsecured debt through a private placement
• Repurchased 9.2 million shares
• 16th straight year of dividend increases
*From continuing operations
See important disclosures regarding non-GAAP measures

Companywide, we produced
approximately $208 million,
excluding acquisitions,
in new business in 2007!
Companywide, we produced
approximately $208 million,
excluding acquisitions,
in new business in 2007!

Our Five Dominant Priorities
Our Five Dominant Priorities
• Increase our organic growth rate
• Align sales and service deliverables with pay
• Increase productivity/increase margins
• Hire and retain the right people
• Continue to acquire the best businesses in
our industry

17 Current Environment Current Environment • Intense competition in P/C market (too much supply) • Unstable economy (slowing demand) Industry Facing Two Headwinds

Intense Competition in P/C Market
Intense Competition in P/C Market
• In 2007, U.S. P/C industry experienced its first decline
in net premiums written since 1943
A.M. Best Co., April 2008
• Average commercial premium down 13.5% in
1st Quarter 2008
CIAB Quarterly Market Report, April 2008

Unstable Economy
Unstable Economy
• Recession Is Here, Economist Declares Boston
Globe,
March 15
• Chaos on Wall Street
CNNMoney.com,
March 31
• The Last Days of Bear Stearns
Fortune,
April 14
• Delta, Northwest Lose Combined $10.5B on High Fuel, Charges
AP, April 24
• S&P Sees Increased Chance of U.S. Bank Downgrades
Financial
Week,
April 28
• Consumer Confidence Drops in April on Inflation, Job Worries
AP,
April 29
• GM Loses $3.3 Billion in 1st Quarter, Lowers Sales Outlook
AP, April 30
Recent Headlines
We have faced challenging times before and grown through them.

20 Corporate Growth Initiative Corporate Growth Initiative • Hire • Develop • Acquire Result: Sales Growth

Corporate Growth Initiatives
Corporate Growth Initiatives
• New employee performance appraisal/goal-setting process
• Aligns individual/team performance with Gallagher’s
Dominant Priorities
• Launched in February, rolling out companywide in 2008
• Classroom and/or online training for all
managers/employees
• Gives employees greater voice in their career development
Performance-Driven Culture (PDC)

Corporate Growth Initiatives
Corporate Growth Initiatives
• College Internship Program
– 146 participants in 2007
– Expect 160 in 2008
• Corporate Training
– Classroom and online, instructor-led programs
– Learning Management System: dramatically
expands employee training options and tracks
programs completed
Training and Development

Corporate Growth Initiatives
Corporate Growth Initiatives
• Completed a record 21 acquisitions in 2007,
annualized revenues of $99M
• Completed 11 acquisitions in 1st Quarter 2008,
annualized revenues of $31M
• Completed 3 acquisitions to-date in 2nd Quarter 2008
• Pipeline is at record levels
Acquisitions

Corporate Infrastructure Initiatives
Corporate Infrastructure Initiatives
• Targeted headcount reduction of 400 support
positions companywide through attrition by
year-end 2008
• Centralized Systems
– General ledger/accounts payable
– Travel and expense program
– Technology
– HR
– Real estate and planning
• Offshoring initiatives
Expense-saving Actions

Corporate Infrastructure Initiatives
Corporate Infrastructure Initiatives
• Replatforming of data center, global network and
corporate IT infrastructure nearing completion
• Enhances operating efficiencies, streamlines
processes, and improves expense and human
resource management worldwide
• Supports fast and stable workloads with offshore
service centers
IT Platform Overhaul

26 Stockholders’ Meeting Stockholders’ Meeting • Formal Annual Meeting • Financial Results – 2007 • 10-Year Review May 13, 2008

27 Total Revenues Total Revenues (in millions) $603.3 $603.3 1998 2007 $1,619.2 UP 168% UP 168% See important disclosures regarding non-GAAP measures

Pretax Earnings from
Continuing Operations
Pretax Earnings from
Continuing Operations
Before Retail Contingent
Commission Matters
(in millions)
$62.6
$62.6
1998
2007
$204.2
UP 226%
UP 226%
See important disclosures regarding non-GAAP measures

Earnings from
Continuing Operations
Earnings from
Continuing Operations
Before Retail Contingent
Commission Matters
(in millions)
$54.6
$54.6
1998
2007
$152.1
UP 179%
UP 179%
See important disclosures regarding non-GAAP measures

30 Total Revenues Per Employee Total Revenues Per Employee $123,000 $123,000 1998 See important disclosures regarding non-GAAP measures 2007 $178,000 UP 45% UP 45%

31 Annual Dividends Per Share Annual Dividends Per Share $.35 $.35 1998 2007 $1.24 UP 254% UP 254%

32 Stock Price Per Share Stock Price Per Share As of December 31 $11.03 $11.03 1998 2007 $24.19 UP 119% UP 119%

33 Total Returns with Dividends Reinvested Total Returns with Dividends Reinvested As of December 31 • CAGR of 14% $1,000 $1,000 1998 2007 $3,806 UP 281% UP 281%

34 Company Capitalization Company Capitalization As of December 31 $779M $779M 1998 2007 $2.6B UP 234% UP 234%

Cash Flows from Operations
Cash Flows from Operations
• Cash flows from operations in 2007 exceeded $250M
• “Free” cash flows used for acquisitions, stock repurchases and dividends
See important disclosures regarding non-GAAP measures
$0
$50
$100
$150
$200
$250
$300
2004 2005 2006 2007
Cash Flows from Operations Summary
(In millions)
Operating Cash Flows Dividends

Uses of Cash – 2002 through 2007
Uses of Cash – 2002 through 2007
Uses of Cash as Reported (in millions)
$0
$50
$100
$150
$200
$250
$300
2002 2003 2004 2005 2006 2007
Cash Paid for Acquisitions (net of cash acquired) Dividends Paid Stock Repurchases

• Debt offering in 2007 changed the capital structure
– Debt remains at a conservative level
– Flexibility remains with $450M line of credit capacity
1.5 NA Debt to EBITDA*
36% 4% Debt to total capital (Debt/[Debt + Equity])
92 98 Shares outstanding
716 864 Stockholders' equity
400 35 Total debt
2007 2006 (in millions)
December 31,
Capital Structure
Capital Structure
See important disclosures regarding non-GAAP measures

Stock Price $1.72 $24.19
Market Cap $57M $2.2B
Total Debt — $400M
Stockholders Equity $23M $716M
Annual Dividend/Share $.03 $1.28 *
Including Dividend Reinvestment,
Compound Annual Growth Rate of 18%
Dec 31, 2007 1984 IPO
Arthur J. Gallagher & Co.
Arthur J. Gallagher & Co.
*
Indicated annual dividend for 2008
24-Year Growth Story

39 Stockholders’ Meeting Stockholders’ Meeting • Formal Annual Meeting • Financial Results – 2007 • 10-Year Review • Financial Results – 1st Quarter 2008 May 13, 2008

Financial Results 1st Quarter 2008
Financial Results 1st Quarter 2008
Total revenues $375.8 $375.0 $0.8
—
(in millions, except per share data)
2008 2007 Change %
See important disclosures regarding non-GAAP measures
Earnings from continuing
operations $16.3 $21.3 ($5.0) NMF
Diluted earnings from continuing
operations per share $.18 $.21 ($.03) NMF
Diluted net earnings (loss) per share ($.07) $.20 ($.27) NMF
Dividends per share $.32 $.31 $.01 3%
Pretax earnings from
continuing operations $26.9 $23.8 $3.1 13%
Provision for income taxes $10.6 $2.5 $8.1 NMF

Segment Results – 1st Quarter 2008
Segment Results – 1st Quarter 2008
— —
8% 8% Pretax margin
— —
12% 12% EBITDA margin
13% $3.7      $28.5 $32.2 EBITDA
24% $.03      $.10 $.13 Earnings per share
10% $1.7 $17.8 $19.5 Pretax earnings
11% $25.2 $232.8 $258.0 Total revenues
% Change 2007 2008
(17%) (3%) 18% 15% EBITDA margin
NMF (4%) 16% 12% Pretax margin
(14%) ($2.7) $19.6 $16.9 EBITDA
NMF ($.01) $.10 $.09 Earnings per share
(17%) ($2.9) $16.7 $13.8 Pretax earnings
9% $9.4 $106.8 $116.2 Total revenues
% Change 2007 2008
Brokerage
Segment*
Risk Management
Segment*
*From continuing operations
See important disclosures regarding non-GAAP measures
(in millions, except per share data)

1st Quarter 2008 Overview
1st Quarter 2008 Overview
• Brokerage
– 1% organic revenue growth in a very soft market
– Closed 11 acquisitions, annualized revenues of $31M
– Revenue growth of 11%
– EBITDA growth of 13%
– EBITDA margin of 12%
• Risk Management
– Revenue growth of 9%
– International revenue growth of 24%
– Pretax margin of 12%
• Overall effective tax rate of 39.4% for 1st Quarter 2008
vs 10.5% in 1st Quarter 2007
• January 2008 – increased dividend 3%

Discontinued Operations
Discontinued Operations
• Decision made in December 2007
• Announced in January 2008
• Reclassified as discontinued operations in
4th Quarter 2007 earnings release
• All Gallagher Re sales are completed
Strategic Exit from Gallagher Re

44 Stockholders’ Meeting Stockholders’ Meeting • Formal Annual Meeting • Financial Results – 2007 • 10-Year Review • Financial Results – 1st Quarter 2008 • Segment Highlights May 13, 2008

Arthur J. Gallagher & Co.
Arthur J. Gallagher & Co.
2007 Pretax Earnings*
2007 Total Revenues*
*See important disclosures regarding non-GAAP measures
Brokerage 69%
Risk Management 27%
Financial
Services
4%
Risk Management 26%
Financial
Services
Brokerage 74%
Two Core Businesses

46 Brokerage Segment Business Mix Brokerage Segment Business Mix 2007 Revenues Retail 80% Mostly North America Wholesale 20% Mostly U.S. and U.K. See important disclosures regarding non-GAAP measures

$753
$1,110
0
200
400
600
800
1,000
1,200
1,400
2003 2007
$154
$224
0
50
100
150
200
250
2003 2007
Brokerage Segment
Brokerage Segment
•2007 EBITDA margin of 20%
Total Revenues*
EBITDA*
*See important disclosures regarding non-GAAP measures
(in millions)

Brokerage Segment
Brokerage Segment
• Rapidly Expand – Domestic
– Geographical
– Expertise
• Selectively Expand – International
– Broaden Network Partners
– Targeted Acquisitions
• Profitability – Stay in Our Sweet Spot
– Middle to Upper Commercial Market
Strategy

Retail P/C Acquisitions
Retail P/C Acquisitions
2007
• InterNational Insurance Group, Ltd.
• Fishermans Insurance Services, Inc.
• Lowndes Lambert Group Canada, Ltd.
• Melton Insurance Associates, Inc.
• Tropp & Company
• Woods & Grooms, Inc.
• Carpenter, Cammack & Associates, Inc.
• Spanjers Insurance Agency, Inc.
• Cedar Hill Insurance Agency, Inc.
• Powell Insurance Agency, Inc.
• Koster Insurance Agency, Inc.
2008
• Crist Elliott Machette Insurance Services, Inc.
• Petty Burton Associates, Inc.
• The Splinter Group, Inc.
• Healthcare Risk Solutions, LLC
• Specialty Risk, Inc.

Retail Employee Benefits
Retail Employee Benefits
• Employee Benefits Brokerage/Consulting
• Actuarial Services/Predictive Modeling
• Healthcare Data Analysis and Claims Benchmarking
• Pharmacy/Rx Consulting Services
• Legislative Compliance Support
• Employee Communications Tools/Resources
• Executive Benefits/Financial Planning
• Human Resources Consulting Services
• Compensation Program Design/Analysis
• Retirement Plan Services
• International Benefits Resources
Capabilities

2007
• Financial Profiles, Inc.
• Elite Benefits Insurance Marketing Services, Inc.
• The Producer’s Choice, Inc.
• Strategic Health Plans Corporation
• BIS Insurance Services, Inc.
• C&B Consulting Group, Inc.
• Intermountain Financial Benefits
Retail Employee Benefits Acquisitions
Retail Employee Benefits Acquisitions
2008
• Yanni Partners, Inc.
• The Commonwealth Consulting Group, Inc.
• Doeren Mayhew Risk Management, LLC
• Taylor Benefits
• Bankers Financial Benefits
• Providium Consulting Group, LLC
• Life Insurance Strategies
• RSI

52 Wholesale Wholesale • U.S. wholesale operation 5th-largest wholesale insurance broker in 2007, according to Business Insurance magazine • Fastest-growing Lloyd’s of London wholesaler (5 years)

53 Wholesale Acquisitions Wholesale Acquisitions 2007 • ISG International, Inc. • Robert A. Schneider Agency, Inc. • AVRECO 2008 • Leicht General Agency

International Strategic Alliance Network
International Strategic Alliance Network
• Non-owned network of leading independent brokers
– Offers flexibility in choosing best broker for client
– Account can be moved if not handled properly
• More than 100 countries around the world
• Combined with Gallagher offices, provides
comprehensive, worldwide sales and service network

Risk Management Segment
Risk Management Segment
• Revenue growth is all organic
• Targeting Fortune 1000 companies; standard platform
also enables profitable service to much smaller accounts
• Differentiate through client intimacy, commitment to
quality and technology
• International presence largely public entity; leveraging
U.S. expertise to penetrate commercial clients
World’s Largest P/C Claims Administrator*
*In 2007, according to Business Insurance
magazine

Risk Management Segment
Risk Management Segment
• A growing company has needs that can often best be met in
alternative markets
• We can tailor service to clients’ needs
• Include on-site when appropriate
• Hard markets accelerate the drive to alternative markets
• Soft market has slowed pace, but opportunities still exist
Unbundling Trend

Risk Management Segment
Risk Management Segment
• Real-Time Claims Reporting
• Recoveries (subrogation,
salvage, etc.)
• Appraisal Services
• Litigation Management
• Information Management
• Managed Care Services
• Loss Control Services
• Safety Programs
• Settlement Management
• Education and Training
Capabilities

Risk Management Segment
Risk Management Segment
$292
$444
$0
$100
$200
$300
$400
$500
2003 2007
Total Revenues*
*See important disclosures regarding non-GAAP measures
(in millions)
$49
$76
$0
$20
$40
$60
$80
$100
2003 2007
EBITDA*
•2007 EBITDA margin of 17%

59 Arthur J. Gallagher & Co. Arthur J. Gallagher & Co. A Growth Company

Brokerage & Risk Management
Brokerage & Risk Management
$1,045
$1,175
$1,288
$1,406
$1,554
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2003 2004 2005 2006 2007
(in millions)
* See important disclosures regarding non-GAAP measures
Total Revenues from Continuing Operations*

$175
$208
$199
$226
$244
$50
$100
$150
$200
$250
$300
2003 2004 2005 2006 2007
Brokerage & Risk Management
Brokerage & Risk Management
* See important disclosures regarding non-GAAP measures
Pretax Earnings from Continuing Operations*
(in millions)

$203
$244
$237
$271
$300
$50
$100
$150
$200
$250
$300
$350
2003 2004 2005 2006 2007
* See important disclosures regarding non-GAAP measures
Brokerage & Risk Management
Brokerage & Risk Management
EBITDA*
(in millions)

63 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Dividends Per Share Dividends Per Share (restated for stock splits) * Indicated annual dividend for 2008 1986 2008 $1.28*

64 Our Goals Are Simple Our Goals Are Simple • Target revenue and EBITDA growth of 15%/YR • Push Brokerage and Risk Management margins to 20% • Control share count growth • Return cash to shareholders

Here’s How We Are Going to Win
Here’s How We Are Going to Win
• Increase our organic growth rate
• Align sales and service deliverables with pay
• Increase productivity/increase margins
• Hire and retain the right people
• Continue to acquire the best businesses in
our industry
Our Five Dominant Priorities
Result: Stock Price Growth

The Gallagher Way
The Gallagher Way
1.     We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.
2.     We support one another.  We believe in one another.  We acknowledge and respect the ability of one another.
3.     We push for professional excellence.
4.     We can all improve and learn from one another.
5.     There are no second class citizens everyone is important and everybody’s job is important.
6.     We’re an open society.
7.     Empathy for the other person is not a weakness.
8.     Suspicion breeds more suspicion.  To trust and be trusted is vital.
9.     Leaders need followers.  How leaders treat followers has a direct impact on the effectiveness of the leader.
10.   Interpersonal business relationships should be built.
11.   We all need one another.  We are all cogs in a wheel.
12.   No department or person is an island.
13.   Professional courtesy is expected.
14.   Never ask someone to do something you wouldn’t do yourself.
15.   I consider myself support for our Sales & Marketing.  We can’t make things happen without each other.
We are a team.
16.   Loyalty and respect are earned not dictated.
17.   Fear is a turnoff.
18.   People skills are very important at AJGCo.
20.   We run to problems not away from them.
21.   We adhere to the highest standards or moral and ethical behavior.
22.   People work harder and are more effective when they’re turned on not turned off.
23.   We are a warm, close Company. This is a strength not a weakness.
24.   We must continue building a professional Company together as a team.
25.   Shared values can be altered with circumstances but carefully and with tact and consideration for one another’s needs.
When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company.
Shared values at AJGCo. are the rock foundation of the Company and our Culture.  What is a Shared Value?
These are the concepts that the vast majority of movers and shakers in the Company passionately adhere to.
What are some of AJGCo.’s Shared Values?
Robert E. Gallagher - May, 1984

67 Questions & Answers Questions & Answers

2008 Annual Stockholders’ Meeting Tuesday, May 13, 2008